UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2019
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Alta Mesa Resources, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38040	81-4433840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15021 Katy Freeway, Suite 400, Houston, Texas 77094
(Address of Principal Executive Offices) (Zip Code)

281-530-0991
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Periodic Report Filing Compliance

On April 2, 2019, Alta Mesa Resources, Inc. (the “Company”) received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that it is not in compliance with NASDAQ Listing Rule 5250(c)(1) because the Company did not timely file its Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”). Pursuant to the letter, the Company is required to submit a plan to regain compliance with NASDAQ Listing Rule 5250(c)(1) for continued listing within 60 calendar days from the date of notification, or by June 1, 2019. Upon acceptance of the Company’s compliance plan, NASDAQ is permitted to grant an extension of up to 180 calendar days from the Annual Report's filing due date, or until September 30, 2019, for the Company to regain compliance with NASDAQ's filing requirements for continued listing. The Company intends to submit its curative plan to NASDAQ prior to June 1, 2019, and is working to complete the Annual Report to regain compliance.

Minimum Bid Price Compliance

On April 3, 2019, the Company received a letter from NASDAQ notifying the Company that for the previous 30 consecutive business days the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on NASDAQ, as set forth in NASDAQ Listing Rule 5550(a)(2). Pursuant to NASDAQ Listing Rule 5810(c)(3)(A), the Company was granted a 180-day compliance period to regain compliance with the requirements of NASDAQ Listing Rule 5550(a)(2), which compliance period will end on September 30, 2019. During the compliance period, the Company’s common stock will continue to be listed and traded on The NASDAQ Capital Market. Pursuant to the NASDAQ Listing Rules, the Company may regain compliance with NASDAQ Listing Rule 5550(a)(2) if the minimum bid price of its common stock equals at least $1.00 per share for ten consecutive business days at any time during the compliance period pursuant to NASDAQ Listing Rule 5810(c)(3)(A). The Company is evaluating its options to regain compliance with NASDAQ Listing Rule 5550(a)(2) within the 180-day grace period.

Item 7.01. Regulation FD Disclosure.

On April 8, 2019, the Company issued a press release providing a borrowing base update with respect to the Alta Mesa Holdings credit facility, announcing the retention of financial advisors and disclosing receipt of the letters from NASDAQ. A copy of the news release containing the disclosure is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of Alta Mesa Resources, Inc., dated April 8, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2019	By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Chief Financial Officer